Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2012
Subsequent Events, Policy [Policy Text Block]	Subsequent Events Avalon evaluated subsequent events for potential recognition and disclosure through the date the financial statements were issued.
Consolidation, Policy [Policy Text Block]
Principles of consolidation

The consolidated financial statements include the accounts of Avalon and its wholly owned subsidiaries.

All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and cash equivalents

Cash and cash equivalents include money market instruments that are stated at cost, which approximate market value.  Investments with original maturities of three months or less from date of purchase are considered to be cash equivalents for purposes of the Consolidated Statements of Cash Flows and Consolidated Balance Sheets.  Such investments are not insured by the Federal Deposit Insurance Corporation.  The balance of cash and cash equivalents was $7.9 million and $7.3 million at December 31, 2012 and 2011, respectively.

Avalon maintains its cash balances in various financial institutions.  These balances may, at times, exceed federal insured limits.  Avalon has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk relating to its cash and cash equivalents.

Fair Value of Financial Instruments, Policy [Policy Text Block]
Financial instruments

The fair value of financial instruments consisting of cash, cash equivalents, accounts receivable, and accounts payable at December 31, 2012 and 2011 approximates carrying value due to the relative short maturity of these financial instruments.

Property, Plant and Equipment, Policy [Policy Text Block]
Property and equipment

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the asset which varies from 0 to 30 years for land improvements; 5 to 50 years in the case of buildings and improvements; and from 3 to 10 years for machinery and equipment, vehicles and office furniture and equipment (See Note 5).

Major additions and improvements are charged to the property and equipment accounts while replacements, maintenance and repairs, which do not improve or extend the life of the respective asset, are expensed currently.  The cost of assets retired or otherwise disposed of and the related accumulated depreciation is eliminated from the accounts in the year of disposal.  Gains or losses resulting from disposals of property and equipment are credited or charged to operations currently.  Interest costs, if any, would be capitalized on significant construction projects.

Income Tax, Policy [Policy Text Block]
Income taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and to operating loss and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded against net deferred tax assets when management believes it is more likely than not that such deferred tax assets will not be realized. Avalon recognizes any interest and penalty assessed by taxing authorities as a component of interest expense and other expense, respectively.

Revenue Recognition, Policy [Policy Text Block]
Revenue recognition

Avalon recognizes revenue for waste management services as services are performed.  Revenues for the golf operations are recognized as services are provided with the exception of membership dues which are recognized proportionately over twelve months based upon each member’s anniversary date.  The deferred revenues relating to membership dues at December 31, 2012 and December 31, 2011 were $2.2 million and $2.1 million, respectively.

Receivables, Policy [Policy Text Block]
Accounts Receivable

The majority of Avalon’s accounts receivable is due from industrial and commercial customers.  Credit is extended based on an evaluation of a customer’s financial condition and, generally, collateral is not required.  Accounts receivable are stated at amounts due from customers, net of an allowance for doubtful accounts. Customer accounts that are outstanding longer than the contractual payment terms are considered past due.  Avalon determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due,  Avalon’s previous accounts receivable loss history, the customer’s current ability to pay its obligation to Avalon and the condition of the general economy and the industry as a whole.  Avalon writes off accounts receivable when they become uncollectible. Payments subsequently received on such receivables are credited to the allowance for doubtful accounts, or to income, as appropriate under the circumstances.

Lease, Policy [Policy Text Block]
Leases

Avalon applies the accounting rules for leases to categorize leases at their inception as either operating or capital leases depending on certain defined criteria.  Leasehold improvements are capitalized at cost and are amortized over the lesser of their expected useful life or the life of the lease (See Notes 3, 5 and 11).

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
Stock-Based compensation

Avalon recognizes share-based compensation expense related to stock options issued to employees and directors. Avalon estimates the fair value of the stock options granted using a Monte Carlo simulation. The Monte Carlo Simulation was selected to determine the fair value because it incorporates six minimum considerations;  1) the exercise price of the option, 2) the expected term of the option, taking into account both the contractual term of the option, the effects of employees’ expected exercise and post-vesting employment termination behavior, as well as the possibility of change in control events during the contractual term of the option agreements, 3) the current fair value of the underlying equity, 4) the expected volatility of the value of the underlying share for the expected term of the option, 5) the expected dividends on the underlying share for the expected term of the option and 6) the risk-free interest rate(s) for the expected term of the option.

The expected term, or time until the option is exercised, is typically based on historical exercising behavior of previous option holders of a company’s stock. Due to the fact that the first options granted were in 2010 and 2011, and as such,  no historical exercising behavior available, we estimated the expected term of each award to be half the maximum term.

Avalon amortizes the fair value of the stock options over the expected term or requisite service period. If accelerated vesting occurs based on the market performance of Avalon’s common stock, the compensation costs related to the vested stock options that have not previously been amortized are recognized upon vesting.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Asset impairments

Avalon reviews the carrying value of its long-lived assets whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.  If indicators of impairment exist, Avalon would determine whether the estimated undiscounted sum of the future cash flows of such assets and their eventual disposition is less than its carrying amount.  If less, an impairment loss would be recognized if, and to the extent that the carrying amount of such assets exceeds their respective fair value.  Avalon would determine the fair value by using quoted market prices, if available, for such assets; or if quoted market prices are not available, Avalon would discount the expected estimated future cash flows. Avalon does not believe there was a triggering event in 2012 or 2011 as the golf operations’ future cash flows have not changed significantly and asset values have remained relatively stable

Commitments and Contingencies, Policy [Policy Text Block]
Environmental liabilities

When Avalon concludes that it is probable that a liability has been incurred with respect to a site, a provision is made in Avalon’s financial statements for Avalon’s best estimate of the liability based on management’s judgment and experience, information available from regulatory agencies, and the number, financial resources and relative degree of responsibility of other potentially responsible parties who are jointly and severally liable for remediation of that site, as well as, the typical allocation of costs among such parties.  If a range of possible outcomes is estimated and no amount within the range appears to be a better estimate than any other, Avalon provides for the minimum amount within the range, in accordance with generally accepted accounting principles.  The liability is recognized on an undiscounted basis.  Avalon’s estimates are revised, as deemed necessary, as additional information becomes known.  Although Avalon is not currently aware of any environmental liability, there can be no assurance that in the future an environmental liability will not occur.

Earnings Per Share, Policy [Policy Text Block]
Basic and dilutive net income (loss) per share

For the years ended December 31, 2012 and 2011, Avalon had 3,803,331weighted averages shares outstanding which were used to calculate basic net income (loss) per share. Avalon had potentially weighted average dilutive shares of 254,779 and 48,618 in 2012 and 2011, respectively. For the year ended December 31, 2012, the potentially weighted average dilutive shares were not included in the calculation, because to do so would have been anti-dilutive for the period. The earnings per share calculation for the years ended December 31, 2012 and 2011 is as follows (in thousands, except per share amounts):

	2012	2011
Net (loss) income	$(326)	$776
Shares used in computing basic (loss) income per share	3,803	3,803
Potentially dilutive shares from stock options	—	49
Shares used in computing dilutive (loss) income per share	3,803	3,852
Net (loss) income per share –basic	$(0.09)	$.20
Net (loss) income per share –dilutive	$(0.09)	$.20